                                                                   Exhibit 10.75
GORDON & SILVER, LTD.
GERALD M. GORDON, ESQ.
Nevada Bar No. 0229
THOMAS H. FELL, ESQ.
Nevada Bar No. 3717
3960 Howard Hughes Parkway
Ninth Floor
Las Vegas, Nevada  89109
Tel:  (702) 796-5555
Fax:  (702) 369-2666

Attorneys for Debtors


                        UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF NEVADA

In re                                   Case No.: BK-S-99-11404-LBR
PIONEER FINANCE CORP.,                  Chapter 11
a Nevada corporation,

                         Debtor.
___________________________________/
                                        Case No.: BK-99-12854-LBR
In re                                   Chapter 11
PIONEER HOTEL INC.,                     (Jointly Administered)
a Nevada corporation,
                                        Date:  April 25, 2000
                         Debtor         Time:  9:30 a.m.
___________________________________/



                 RESTATED FIFTH AMENDED PLAN OF REORGANIZATION
                                      OF
                 PIONEER FINANCE CORP. AND PIONEER HOTEL INC.

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Article I.    INTRODUCTION..............................................   7
Article II.   DEFINITIONS...............................................   7
        2.1   Administrative Claim......................................   7
        2.2   Administrative Claim Bar Date.............................   8
        2.3   Administrative Tax Claim..................................   8
        2.4   Affiliate.................................................   8
        2.5   Allowed Claim or Allowed Equity Interest..................   8
        2.6   Avoidance Actions.........................................   9
        2.7   Bankruptcy Code...........................................   9
        2.8   Bankruptcy Court..........................................   9
        2.9   Bankruptcy Rules..........................................  10
        2.10  Bar Date..................................................  10
        2.11  Business Day..............................................  10
        2.12  Cash......................................................  10
        2.13  Chapter 11 Professionals..................................  10
        2.14  Claims....................................................  10
        2.15  Class.....................................................  10
        2.16  Class 6 Fund..............................................  10
        2.17  Collateral................................................  11
        2.18  Confirmation Date.........................................  11
        2.19  Confirmation Hearing......................................  11
        2.20  Confirmation Order........................................  11
        2.21  Creditor..................................................  11
        2.22  Cure......................................................  11
        2.23  Debt......................................................  11
        2.24  Debtors...................................................  12
        2.25  Debtors' Professionals....................................  12
        2.26  Disbursing Agent..........................................  12
        2.27  Disclosure Statement......................................  12
        2.28  Disposition...............................................  12
        2.29  Disputed Claim or Disputed Interest.......................  12
        2.30  Distribution Date.........................................  13
        2.31  Effective Date............................................  13
        2.32  Effective Date Cash.......................................  14
        2.33  Equity Interests..........................................  14
        2.34  Equity Securities.........................................  14
        2.35  Estates...................................................  14
        2.36  Executory Contract........................................  14
        2.37  Final Order...............................................  14
        2.38  Gaming Authorities........................................  14
        2.39  Gaming Board..............................................  14
        2.40  Gaming Commission.........................................  14
        2.41  General Unsecured Claim...................................  15
        2.42  Insiders..................................................  15
        2.43  Lien......................................................  15

         2.44  Management Agreement......................................  15
         2.45  1988 Bonds................................................  15
         2.46  1988 Bonds Assignment.....................................  15
         2.47  1988 Bonds Documents......................................  15
         2.48  1988 Bonds Indenture Trustee..............................  15
         2.49  1988 Bonds Trust Indenture................................  15
         2.50  1988 Bondholders..........................................  15
         2.51  1988 Bondholders Claims...................................  16
         2.52  Notice and Hearing........................................  16
         2.53  Other Equity Interests....................................  16
         2.54  PFC.......................................................  16
         2.55  PFC Common Stock..........................................  16
         2.56  PFC Equity Holders........................................  16
         2.57  PFC Equity Interests......................................  16
         2.58  PFC Petition Date.........................................  16
         2.59  PHI.......................................................  16
         2.60  PHI Common Stock..........................................  16
         2.61  PHI Deed of Trust.........................................  16
         2.62  PHI Equity Holders........................................  17
         2.63  PHI Equity Interests......................................  17
         2.64  PHI Note..................................................  17
         2.65  PHI Petition Date.........................................  17
         2.66  Person....................................................  17
         2.67  Petition Dates............................................  17
         2.68  Pioneer Ground Lease......................................  17
         2.69  Pioneer Hotel & Gambling Hall.............................  17
         2.70  Plan......................................................  18
         2.71  Plan Supplement...........................................  18
         2.72  Priority Tax Claim........................................  18
         2.73  Priority Unsecured Claim..................................  18
         2.74  Professional Fee Claims...................................  18
         2.75  Professional Fees Bar Date................................  18
         2.76  Pro Rata or Pro Rata Share................................  19
         2.77  Record Date...............................................  19
         2.78  Reorganization Cases......................................  19
         2.79  Reorganized Debtors.......................................  19
         2.80  Reorganized PFC...........................................  19
         2.81  Reorganized PFC Articles..................................  19
         2.82  Reorganized PFC By-laws...................................  19
         2.83  Reorganized PHI...........................................  19
         2.84  Reorganized PHI Articles..................................  20
         2.85  Reorganized PHI By-laws...................................  20
         2.86  SFGC......................................................  20
         2.87  SFGC Group................................................  20
         2.88  SFGC Guarantee............................................  20
         2.89  SFGC Guarantee Collateral.................................  20
         2.90  Secured Claim.............................................  20
         2.91  Secured Creditors.........................................  20
         2.92  Secured Tax Claim.........................................  20
         2.93  Solicitation..............................................  21

          2.94 Trust Indenture Act.......................................  21
          2.95 Unsecured Claim...........................................  21
          2.96 Unsecured Creditor........................................  21
          2.97 Wet & Wild Sale...........................................  21
Article III.   UNCLASSIFIED CLAIMS.......................................  21
          3.1  Treatment of Administrative Claims........................  21
          3.2  Treatment of Priority Tax Claims..........................  22
Article IV.    CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.............  23
          4.1  Class 1: Priority Unsecured Claims........................  23
          4.2  Class 2: Secured Tax Claims...............................  23
          4.3  Class 3: Secured 1988 Bondholders Claims..................  23
          4.4  Class 4: Unsecured 1988 Bondholders Claims................  23
          4.5  Class 5: Other Secured Claims.............................  23
          4.6  Class 6: General Unsecured Claims.........................  23
          4.7  Class 7: PHI Equity Interests.............................  23
          4.8  Class 8: PFC Equity Interests.............................  23
Article V.     TREATMENT OF CLASSES OF CLAIMS AND EQUITY INTERESTS.......  24
          5.1  Treatment of Class 1 (Priority Unsecured Claims)..........  24
          5.2  Treatment of Class 2 (Secured Tax Claims).................  24
          5.3  Treatment of Class 3 (Secured 1988 Bondholders Claims.....  24
          5.4  Treatment of Class 4 (Unsecured 1988 Bondholders Claims)..  25
          5.5  Treatment of Class 5 (Other Secured Claims)...............  25
          5.6  Treatment of Class 6 (General Unsecured Claims)...........  26
          5.7  Treatment of Class 7 (PHI Equity Interests)...............  26
          5.8  Treatment of Class 8 (PFC Equity Interests)...............  26
Article VI.    MEANS FOR IMPLEMENTATION OF PLAN..........................  26
          6.1  Structure of Reorganized Debtors..........................  26
               (a)  Reorganized PHI......................................  26
               (b)  Reorganized PFC......................................  26
               (c)  Other Equity Interests...............................  27
          6.2  Directors.................................................  27
          6.3  Funding of this Plan......................................  27
          6.4  Authority to Borrow.......................................  27
          6.5  No Corporate Action Required..............................  28
          6.6  Filing of Corporate Documents.............................  28
          6.7  1988 Bonds................................................  28
               (a)  Distribution Agent...................................  28
               (b)  Certification of 1988 Bondholders Claims.............  29
               (c)  Surrender and Cancellation of 1988 Bonds.............  29
          6.8  1988 Bonds Indenture Trustee..............................  29
          6.9  Retention of Liens and Guaranties.........................  29
          6.10 Rights of Action..........................................  30
Article VII.   OBJECTIONS TO CLAIMS OR EQUITY INTERESTS..................  31
          7.1  Objections................................................  31
          7.2  Distributions.............................................  31
Article VIII.  TREATMENT OF EXECUTORY CONTRACTS..........................  32
          8.1  Assumption and Rejection of Executory Contracts...........  32
          8.2  Rejection Claims Bar Date.................................  32
          8.3  Vesting...................................................  32
Article IX.    DISCHARGE AND INJUNCTION..................................  32

Article X.     EFFECTIVE DATE............................................  33
         10.1  Regulatory Approvals......................................  33
         10.2  Confirmation Order........................................  33
         10.3  Effective Date Cash.......................................  33
         10.4  Repayment of 1988 Bondholder Claims.......................  33
         10.5  Default or Failure to Become Effective....................  34
Article XI.    MODIFICATIONS OF THE PLAN.................................  34
Article XII.   OFFICIAL COMMITTEES.......................................  34
Article XIII.  RETENTION OF JURISDICTION.................................  34
         13.1  In General................................................  34
         13.2  Plan Disputes and Enforcement.............................  35
         13.3  Further Orders............................................  35
         13.4  Other Actions.............................................  35
         13.5  Final Decree..............................................  36
         13.6  Appeals...................................................  36
         13.7  Executory Contracts.......................................  36
Article XIV..  GENERAL PROVISIONS........................................  36
         14.1  Additional Assurances.....................................  36
         14.2  Extension of Payment Dates................................  36
         14.3  Vesting...................................................  36
         14.4  Interest on Claims........................................  36
         14.5  Joint and Several Claims..................................  37
         14.6  No Admission of Joint Liability...........................  37
         14.7  Exculpation and Limitation of Liability...................  37
         14.8  Captions..................................................  38
         14.9  Payment of Statutory Fees.................................  38
         14.10 Successors and Assigns....................................  38
         14.11 SFGC Group Participation..................................  38
         14.12 SFGC Group Obligations....................................  39
         14.13 Governing Law.............................................  40
         14.14 Revocation................................................  41
         14.15 Reservation of Rights.....................................  41
         14.16 Fractional Dollars........................................  41
         14.17 Unclaimed Property........................................  41
         14.18 Payment Option............................................  41
         14.19 Amendments................................................  42
         14.20 Notices...................................................  42
         14.21 U.S. Trustee Fees.........................................  43
         14.22 Post-Confirmation Reportings..............................  44

                                 EXHIBIT LIST
                                 ------------

                          EXHIBITS IN PLAN SUPPLEMENT
                          ---------------------------

Exhibit  "1"   Second Amended and Restated Articles of Incorporation of
               Pioneer Hotel Inc.

Exhibit  "2"   Amended and Restated By-laws of Pioneer Hotel Inc.

Exhibit  "3"   Amended and Restated Articles of Incorporation of
               Pioneer Finance Corp.

Exhibit  "4"   Amended and Restated By-laws of Pioneer Finance  Corp.

Exhibit  "5"   Management Agreement

Exhibit  "6"   Rejected Executory Contracts

                                   ARTICLE I
                                   ---------
                                 INTRODUCTION
                                 ------------

     This Restated Fifth Amended Plan of Reorganization ("Plan") is proposed by the Debtors and Debtors-In-Possession in the above captioned, jointly administered Chapter 11 cases, specifically, PIONEER HOTEL INC., a Nevada corporation ("PHI"), and PIONEER FINANCE CORP., a Nevada corporation ("PFC" and together with PHI the "Debtors").

     NO SOLICITATION MATERIALS OTHER THAN THE DISCLOSURE STATEMENT AND RELATED MATERIALS TRANSMITTED THEREWITH AND APPROVED BY THE BANKRUPTCY COURT HAVE BEEN AUTHORIZED BY THE BANKRUPTCY COURT FOR USE IN SOLICITING ACCEPTANCES OR REJECTIONS OF THIS PLAN.

                                  ARTICLE II
                                  ----------
                                  DEFINITIONS
                                  -----------

     For purposes of this Plan, and except as expressly provided otherwise herein or unless the context otherwise requires, all of the defined terms stated in Article II of this Plan will have the meanings stated below. For purposes of this Plan and such defined terms, the singular and plural uses of such defined terms and the conjunctive and disjunctive uses thereof will be fungible and interchangeable (unless the context otherwise requires) and the defined terms will include masculine, feminine, and neuter genders. The defined terms stated in Article II of this Plan also are substantive terms of this Plan; and such terms as defined in this Article II will be deemed incorporated throughout the remainder of this Plan to apply the substantive provisions included in the defined terms. Accordingly, the defined terms are as follows:

     2.1  Administrative Claim.  This term will refer to and mean every
          --------------------
          cost or expense of administration of the Reorganization Cases allowed under Sections 503(b), 507(b) or 546(c)(2) of the Bankruptcy Code and entitled to priority under Section 507(a)(1) of the Bankruptcy Code arising prior to the Effective Date, including, without limitation: (a) fees payable pursuant to
          Section 1930 of Title 28 of the United States Code; (b) the actual and necessary costs and expenses incurred after the Petition Dates of preserving, maintaining and operating the Estates; (c) all Professional Fee Claims approved by the Bankruptcy Court pursuant to interim and final allowances in accordance with Sections 330, 331 and 503(b) of the Bankruptcy Code; (d) all fees and charges assessed against the Estates under Chapter 123 of Title 28, United States Code; (e) fees and costs associated with gaming applications, investigations and waivers necessary to effectuate this Plan for Debtors, SFGC and persons designated as officers, directors and key employees of Debtors; and (f) to the extent that a Claim is allowed as an Administrative Claim pursuant to Section 365(d)(3) of the Bankruptcy Code.

     2.2  Administrative Claim Bar Date. The date or dates established by the
          -----------------------------
          Bankruptcy Court for the filing of Administrative Claims.

     2.3  Administrative Tax Claim. This term will refer to and mean every Claim
          ------------------------
          of any state or local governmental unit for unpaid real property taxes, unpaid personal property taxes, unpaid gaming taxes, or unpaid sales taxes or leasing taxes, and every prorated portion thereof arising on and after the Petition Dates until the Effective Date.

     2.4  Affiliate.  This term will refer to and mean with respect to any
          ---------
          specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person and, with respect to any specified natural person, any other Person having a relationship by blood, marriage or adoption not more remote than first cousins with such natural Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

     2.5  Allowed Claim or Allowed Equity Interest. This term will refer to and
          ----------------------------------------
          mean with respect to and used in connection with a Claim or Equity Interest, every

          Claim or Equity Interest against either of the Debtors: (a) as to which a proof of such Claim or Equity Interest has been filed within the time fixed by the Bankruptcy Court or, if such Claim arises from a Debtor's rejection of an Executory Contract, no later than the first Business Day which is thirty (30) days after the Confirmation Date, or
          (b) which the Debtors have scheduled in their respective schedules of assets and liabilities (including any amendments thereto) filed with the Bankruptcy Court as liquidated in amount and undisputed; and in either event: (i) as to which no objection to the allowance of such Claim or Equity Interest has been filed within any applicable time period fixed by the Bankruptcy Court, or (ii) as to which the order allowing such Claim or Equity Interest has become final and non-appealable without any appeal, review, or other challenge of any kind to that order having been taken or being still timely. The term "Allowed Claim" and "Allowed Equity Interest" may be used throughout this Plan with each of the various Claims or Equity Interests or Classes of those Claims or Equity Interests (e.g., "Allowed
                                                       ----
          Administrative Claims" or "Allowed Class 1 Claims") to signify that such Claims or Equity Interests are, will be, or must be Allowed Claims or Allowed Equity Interests to qualify for certain treatment under this Plan.

     2.6  Avoidance Actions. This term refers to and means all actions preserved
          -----------------
          for the Estates as set forth in Sections 510, 542, 543, 544, 545, 547, 548, 549 and 550 of the Bankruptcy Code.

     2.7  Bankruptcy Code. This term will refer to and mean Title 11 of the
          ---------------
          United States Code, 11 U.S.C. (S)(S)101, et seq., as it may be amended
                                                   -- ---
          from time to time during the Reorganization Cases.

     2.8  Bankruptcy Court.  This term will refer to and mean the United States
          ----------------
          Bankruptcy Court for the District of Nevada (or such other court conferred with jurisdiction over the Reorganization Cases) and, with respect to any particular proceedings within or related to those Reorganization Cases, any other

          Bankruptcy Court (including the United States District Bankruptcy Court for the District of Nevada) which may be exercising jurisdiction over such proceeding.

     2.9  Bankruptcy Rules.  This term will refer to and mean the Federal Rules
          ----------------
          of Bankruptcy Procedure, promulgated pursuant to 28 U.S.C. (S) 2075 and the Local Rules of Practice of the United States District Bankruptcy Court, District of Nevada as applicable from time to time during the Reorganization Cases.

     2.10 Bar Date.  The date or dates established by the Bankruptcy Court for
          --------
          the filing of proofs of Claims and Equity Interests for all holders of Claims and Equity Interests except for the holders of Administrative Claims and Professional Fee Claims.

     2.11 Business Day.  This term will refer to and mean any day except
          ------------
          Saturday, Sunday, or a day on which commercial banks in Clark County, Nevada are authorized or required by law to close.

     2.12 Cash.  This term will refer to and mean cash, cash equivalents, bank
          ----
          deposits, and negotiable instruments payable on demand and supported by collected funds.

     2.13 Chapter 11 Professionals.  This term will refer to and mean the
          ------------------------
          Debtors' Professionals and other professionals which are or may be employed with the Bankruptcy Court's approval at the expense of the Estates, or any of them, pursuant to Sections 327(a) and (e), or 1103(a) of the Bankruptcy Code, wherever such professionals are referred to collectively in this Plan.

     2.14 Claims.  This term will refer to and mean a "claim" as defined in
          ------
          Section  101(5) of the Bankruptcy Code.

     2.15 Class.  This term will refer to and mean each of the classifications
          -----
          of Claims and Equity Interests, which are described in Article IV of this Plan. Any subclass of a Class provided in this Plan will be treated as a separate Class of this Plan for voting purposes.

     2.16 Class 6 Fund.  This term will refer to and mean the funds to be
          ------------
          deposited by Reorganized PHI with the Disbursing Agent for the exclusive benefit of holders of Class 6 Claims for distribution pursuant to Section 5.6 of this Plan.

     2.17 Collateral.  This term will refer to and mean any property or interest
          ----------
          in property of the Estates of the Debtors subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

     2.18 Confirmation Date.  This term will refer to and mean the date on which
          -----------------
          the Bankruptcy Court enters the Confirmation Order.

     2.19 Confirmation Hearing.  This term will refer to and mean the hearing
          --------------------
          held before the Bankruptcy Court pursuant to Section 1128 of the Bankruptcy Code regarding confirmation of this Plan, as adjourned or continued from time to time.

     2.20 Confirmation Order.  This term will refer to and mean the order
          ------------------
          entered by the Bankruptcy Court confirming this Plan pursuant to
          Section 1129 of the Bankruptcy Code.

     2.21 Creditor.  This term will refer to and mean any holder of a Claim
          --------
          whether or not such Claim is an Allowed Claim, encompassed within the statutory definition set forth in Section 101(a)(10) of the Bankruptcy Code.

     2.22 Cure.  The distribution on the Effective Date or as soon thereafter as
          ----
          practicable of Cash, or such other property as may be agreed upon by the parties or ordered by the Bankruptcy Court, with respect to the assumption of an Executory Contract pursuant to Section 365(b) of the Bankruptcy Code, in an amount equal to all unpaid monetary obligations, without interest, or such other amount as may be agreed upon by the parties, under such Executory Contract, to the extent such obligations are enforceable under the Bankruptcy Code and applicable non-bankruptcy law.

     2.23 Debt.  This term will refer to and mean any obligations for borrowed
          -----
          money, including, but not limited to, secured financing transactions characterized as leases and guarantees of Debt, operating leases or similar economic transactions.

     2.24 Debtors.  This term will collectively refer to and mean the Debtors
          -------
          and Debtors-In-Possession in these Reorganization Cases, specifically, Pioneer Hotel Inc., a Nevada corporation, and Pioneer Finance Corp., a Nevada corporation.

     2.25 Debtors' Professionals'.  This term will refer to and mean: (i) the
          -----------------------
          law firm of Gordon & Silver, Ltd., the Debtors' bankruptcy counsel;
          (ii) accountants employed by the Debtors; (iii) valuation consultants, advisors or experts employed by the Debtors; and (iv) any and all other similar professionals which the Debtors have employed or may employ to assist in the conduct of the Reorganization Cases or to provide professional services for a specified purpose, all in accordance with Sections 327(a) and 327(e) of the Bankruptcy Code.

     2.26 Disbursing Agent.  This term will refer to and mean Reorganized PHI in
          ----------------
          its capacity as disbursing agent for the Class 6 Claims.

     2.27 Disclosure Statement.  This term will refer to and mean the written
          --------------------
          disclosure statement and any supplement thereto that relates to the Debtors' Fifth Amended Plan, as approved by the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy Code and Bankruptcy Rule 3017, as such disclosure statement may be amended, modified or supplemented from time to time.

     2.28 Disposition.  This term will refer to and mean any sale, lease,
          -----------
          assignment, transfer, abandonment or other disposition, including any of the foregoing that occurs upon liquidation, dissolution or winding up; and the term "dispose" has a correlative meaning.

     2.29 Disputed Claim or Disputed Interest.  This term will refer to and mean
          -----------------------------------
          a Claim or Equity Interest which is: (i) subject to timely objection interposed by the Debtors or any party in interest entitled to file and prosecute such objection in the Reorganization Cases, if at such time such objection remains unresolved; (ii) listed by the Debtors as disputed, unliquidated or contingent in the Schedules; or (iii) if no objection has been timely filed, a Claim or Equity Interest which has been asserted in a timely filed proof of Claim or Equity Interest in an amount greater than or in a Class different than that listed by the Debtors in the Schedules as liquidated in amount and not disputed or contingent; provided, however, that the Bankruptcy Court may estimate a disputed Claim for purposes of allowance pursuant to Section 502(c) of the Bankruptcy Code. The term "Disputed", when used to modify a reference in this Plan to any Claim or Equity Interest or Class of Claims or Equity Interests shall mean a Claim or Equity Interest (or any Claim or Equity Interest in such Class) that is a Disputed Claim or Equity Interest. In the event there is a dispute as to classification or priority of a Claim or Equity Interest, it shall be considered a Disputed Claim or Equity Interest in its entirety. Until such time as a contingent Claim becomes fixed and absolute, such Claim shall be treated as a Disputed Claim and not an Allowed Claim for purposes related to allocations and distributions under this Plan.

     2.30 Distribution Date.  This term will refer to and mean the date,
          -----------------
          occurring as soon as practicable after the Effective Date, upon which distributions are made to holders of Allowed Claims or Allowed Equity Interests under this Plan.

     2.31 Effective Date.  This term will refer to and mean the Business Day on
          --------------
          which all of the conditions set forth in Article X of this Plan have been satisfied and in no event later than August 31, 2000. Except where performance earlier than the Effective Date is expressly required by this Plan or where it is lawful and expressly permitted by this Plan to perform after the Effective Date, performance under this Plan will be due on the Effective Date. The Debtors and Reorganized Debtors reserve the right to render any or all of their performance under this Plan prior to what otherwise would be the Effective Date if they deem it appropriate to do so. This includes, but is not limited to, the right to render performance under any circumstances which would moot any appeal, review or other challenge of any kind to the Confirmation Order if the Confirmation Order is not stayed pending such appeal, review or other challenge.

     2.32 Effective Date Cash.  This term will refer to and mean all Cash held
          -------------------
          by Debtors less customer deposits and the minimum bankroll requirements established by the Gaming Authorities and maintained through the Reorganization Case, held by the Debtors on the Effective Date.

     2.33 Equity Interests.  This term will refer to and mean the PHI Equity
          ----------------
          Interests and the PFC Equity Interests.

     2.34 Equity Securities.   This term will refer to and mean (i) common
          -----------------
          stock, (ii) preferred stock, (iii) other equity interests, and (iv) warrants, options, participations, or other agreements for the issuance or delivery of common stock, preferred stock, or other equity interests.

     2.35 Estates.  This term will refer to and mean the bankruptcy estates of
          -------
          the Debtors created in the Reorganization Cases pursuant to Section 541 of the Bankruptcy Code.

     2.36 Executory Contract.  This term will refer to and mean every unexpired
          ------------------
          lease or other executory contract which is subject to being assumed or rejected by either of the Debtors pursuant to Section 365 of the Bankruptcy Code.

     2.37 Final Order.  This term will refer to and mean an order or judgment
          -----------
          which has not been reversed, stayed, modified or amended, or is no longer subject to appeal, certiorari proceeding or other proceeding for review or rehearing, or for which no appeal, certiorari proceeding, or other proceeding for review or rehearing shall then be pending.

     2.38 Gaming Authorities.  This term will refer to and mean the Gaming
          ------------------
          Board, the Gaming Commission, the Clark County, Nevada Board of County Commissioners and any other body that has gaming regulatory authority over the Debtors.

     2.39 Gaming Board.  This term will refer to and mean the State of Nevada
          ------------
          Gaming Control Board established pursuant to Nev. Rev. Stat.
          (S)463.010, et seq., as amended.
                      -- ---

     2.40 Gaming Commission.  This term will refer to and mean the State of
          -----------------
          Nevada

          Gaming Commission established pursuant to Nev. Rev. Stat (S) 463.010, et seq., as amended.

     2.41 General Unsecured Claim.  This term will refer to and mean every
          -----------------------
          Unsecured Claim against the Debtors, or any of them, which is not a Priority Tax Claim or a Priority Unsecured Claim.

     2.42 Insiders.   This term will have the same meaning as such term is
          ---------
          defined in Section 101 of the Bankruptcy Code.

     2.43 Lien.  This term shall have the meaning set forth in Section 101(37)
          ----
          of the Bankruptcy Code.

     2.44 Management Agreement.  This term will refer to and mean the management
          --------------------
          agreement executed by PHI and SFGC on December 30, 1998.

     2.45 1988 Bonds.  This term will refer to and mean the outstanding 13 1/2%
          ----------
          Bonds due December 1, 1998 in the original cumulative principal amount of $120,000,000 issued by PFC in December of 1988.

     2.46 1988 Bonds Assignment.  This term will refer to and mean the
          ---------------------
          Assignment dated as of December 1, 1988, whereby PFC assigned to the 1988 Bonds Indenture Trustee the PHI Note, the PHI Deed of Trust and other 1988 Bonds Documents.

     2.47 1988 Bonds Documents.  This term will refer to and mean the operative
          --------------------
          documents evidencing and relating to the 1988 Bonds, including, without limitation, the SFGC Guarantee.

     2.48 1988 Bonds Indenture Trustee.  This term will refer to and mean IBJ
          ----------------------------
          Whitehall Bank and Trust Company in its capacity as trustee under the 1988 Bonds Trust Indenture or any successor indenture trustee chosen in accordance with the 1988 Bonds Trust Indenture prior to the Effective Date.

     2.49 1988 Bonds Trust Indenture.  This term shall refer to and mean the
          --------------------------
          Trust Indenture dated as of December 1, 1988, and all amendments and supplements thereto, with regard to the 1988 Bonds.

     2.50 1988 Bondholders.  This term will refer to and mean the holders of the
          ----------------
          outstanding 1988 Bonds.

     2.51 1988 Bondholders Claims.  This term will refer to and mean all of the
          -----------------------
          Claims of the 1988 Bondholders with respect to the 1988 Bonds.

     2.52 Notice and Hearing.  This term shall have the same meaning as provided
          ------------------
          for in Section 102(1) of the Bankruptcy Code.

     2.53 Other Equity Interests.  This term will refer to and mean all entities
          ----------------------
          owned in full or part by PHI as of the Confirmation Date.

     2.54 PFC.  This term will refer to and mean Pioneer Finance Corp., a Nevada
          ---
          corporation.

     2.55 PFC Common Stock.  This term will refer to and mean the issued and
          ----------------
          outstanding shares of common stock in PFC, together with the rights of any Person to purchase PFC Common Stock pursuant to any warrants, options or other agreements.

     2.56 PFC Equity Holders.  This term will refer to and mean the holders of
          ------------------
          the PFC Common Stock.

     2.57 PFC Equity Interests.  This term will refer to and mean all the
          --------------------
          rights, title and interests represented by the PFC Common Stock.

     2.58 PFC Petition Date.  This term will refer to and mean February 23,
          -----------------
          1999, the filing date of the PFC voluntary Chapter 11 petition commencing its Reorganization Case.

     2.59 PHI.  This term will refer to and mean Pioneer Hotel Inc., a Nevada
          ---
          corporation.

     2.60 PHI Common Stock.  This term will refer to and mean the issued and
          ----------------
          outstanding shares of common stock in PHI, together with the rights of any Person to purchase PHI Common Stock pursuant to any warrants, options or agreements.

     2.61 PHI Deed of Trust.  This term will refer to and mean the deed of trust
          -----------------
          and security agreement dated December 1, 1988 executed by Pioneer Operating Limited Partnership (predecessor-in-interest to PHI), as trustor, in favor of PFC, as beneficiary, and Security Pacific National Bank, as trustee, to secure the PHI Note, which PHI Deed of Trust was assigned to the 1988 Bonds Indenture Trustee by the 1988 Bonds Assignment. The PHI Deed of Trust is a Lien on the Pioneer Hotel & Gambling Hall.

     2.62 PHI Equity Holders.  This term will refer to and mean the holders of
          ------------------
          the PHI Common Stock.

     2.63 PHI Equity Interests.  This term will refer to and mean all the
          --------------------
          rights, title and interests represented by the PHI Common Stock.

     2.64 PHI Note.  This term will refer to and mean the promissory note in the
          --------
          original principal amount of $120,000,000 issued by PHI to PFC on December 1, 1988, and assigned to the 1988 Bonds Indenture Trustee by the 1988 Bonds Assignment.

     2.65 PHI Petition Date.  This term will refer to and mean April 12, 1999,
          -----------------
          the filing date of the PHI voluntary Chapter 11 petition commencing its Reorganization Case.

     2.66 Person.  This term will refer to and mean "person" as defined in
          ------
          Section 101(41) of the Bankruptcy Code.

     2.67 Petition Dates.  This term will refer to and mean collectively the PFC
          --------------
          Petition Date and PHI Petition Date.

     2.68 Pioneer Ground Lease.  This term will refer to and mean that real
          --------------------
          property lease with PHI as lessee for a portion of the ground underlying the Pioneer Hotel & Gambling Hall scheduled to terminate in December, 2078.

     2.69 Pioneer Hotel & Gambling Hall.  This term will refer to and mean the
          -----------------------------
          real property, improvements, and personal property, which comprise the hotel, casino and related facilities located in Laughlin, Nevada, commonly known as the Pioneer Hotel & Gambling Hall. The Pioneer Hotel & Gambling Hall is owned and operated by PHI.

     2.70  Plan. This term will refer to and mean this Restated Fifth Amended
           ----
           Plan of Reorganization, in its present form or as it may be amended, supplemented or modified from time to time, including all exhibits and schedules annexed hereto or referenced herein and the Plan Supplement.

     2.71  Plan Supplement. This term will refer to and mean the supplement
           ---------------
           accompanying this Plan which contains all of the exhibits to this Plan, as such exhibits may be amended, supplemented or modified. By this reference, the Plan Supplement is incorporated into, and is made a part of, this Plan.

     2.72  Priority Tax Claim. This term will refer to and mean every pre-
           ------------------
           petition Claim, other than Secured Tax Claims, entitled to priority under Sections 502(i) and 507(a)(8) of the Bankruptcy Code.

     2.73  Priority Unsecured Claim.  This term will refer to and mean every
           ------------------------
           Unsecured Claim or portion thereof which is not a Priority Tax Claim and which is entitled to priority pursuant to Sections 507(a)(2) through (a)(7) and 507(a)(9) of the Bankruptcy Code.

     2.74  Professional Fee Claims.  This term will refer to and mean
           -----------------------
           Administrative Claims for compensation and reimbursement submitted pursuant to Sections 330, 331 or 503(b) of the Bankruptcy Code of Persons; (i) employed pursuant to an order of the Bankruptcy Court under Sections 327 or 1103 of the Bankruptcy Code; or (ii) for whom compensation and reimbursement has been allowed by the Bankruptcy Court pursuant to Section 503(b) of the Bankruptcy Code.

     2.75  Professional Fees Bar Date.  This term will refer to and mean the
           --------------------------
           date, as set by order of the Bankruptcy Court, on or before which final applications for compensation or expense reimbursement, including Professional Fee Claims payable pursuant to Section 503(b) of the Bankruptcy Code, must be filed with the Bankruptcy Court and served on PHI and PFC or Reorganized PHI and Reorganized PFC, as the case may be, and their counsel.

     2.76  Pro Rata or Pro Rata Share.  This term will refer to and mean the
           --------------------------
           proportion that an Allowed Claim or Allowed Equity Interest in a particular Class bears to the aggregate amount of all Allowed Claims or Allowed Equity Interests in such Class.

     2.77  Record Date.  This term will refer to and mean, for purposes of
           -----------
           voting, the date set forth by the Bankruptcy Court in the order approving the Disclosure Statement and, for purposes of distribution, the Effective Date.

     2.78  Reorganization Cases.  This term will refer to and mean the Debtors'
           --------------------
           cases under Chapter 11 of the Bankruptcy Code, which were commenced by the Debtors' filing of their respective voluntary Chapter 11 petitions on the Petition Dates.

     2.79  Reorganized Debtors.  This term will refer to and mean the Debtors as
           -------------------
           reorganized from and after the Effective Date. Unless otherwise expressly stated or the context otherwise requires, alternative references to the Debtors or Reorganized Debtors, or any of them, throughout various provisions of this Plan are intended to anticipate whether an event may occur before or after the Effective Date. However, this reference shall not be construed or interpreted as substantively consolidating either Debtor with the other or establishing one Debtor as liable for the Claims of the other Debtor.

     2.80  Reorganized PFC.  This term will refer to PFC as reorganized from and
           ---------------
           after the Effective Date, one of the Reorganized Debtors.

     2.81  Reorganized PFC Articles.  This term will refer to and mean the
           ------------------------
           Amended and Restated Articles of Incorporation of PFC, substantially in the form of Exhibit "3" to the Plan Supplement.

     2.82  Reorganized PFC By-laws. This term will refer to and mean the Amended
           -----------------------
           and Restated By-laws of Pioneer Finance Corp., substantially in the form of Exhibit "4" to the Plan Supplement.

     2.83  Reorganized PHI.  This term will refer to PHI as reorganized from and
           ---------------
           after the

           Effective Date, one of the Reorganized Debtors.

     2.84  Reorganized PHI Articles. This term will refer to and mean the Second
           ------------------------
           Amended and Restated Articles of Incorporation of PHI, substantially in the form of Exhibit "1" to the Plan Supplement.

     2.85  Reorganized PHI By-laws. This term will refer to and mean the Amended
           -----------------------
           and Restated By-laws of PHI, substantially in the form of Exhibit "2" to the Plan Supplement.

     2.86  SFGC. This term will refer to and mean Santa Fe Gaming Corporation, a
           ----
           Nevada corporation.

     2.87  SFGC Group.   This term will refer to and mean SFGC, Santa Fe Hotel
           ----------
           Inc., Sahara Las Vegas Corp. and Sahara Resorts.

     2.88  SFGC Guarantee.  This term will refer to and mean those certain
           --------------
           guarantees executed by SFGC in favor of the 1988 Bondholders to guarantee the 1988 Bonds as set forth both in the 1988 Bonds and the 1988 Bonds Trust Indenture.

     2.89  SFGC Guarantee Collateral. This term will refer to and mean the
           -------------------------
           security for the SFGC Guarantee as set forth in the 1988 Bonds Trust Indenture.

     2.90  Secured Claim.  This term will refer to and mean the portion of any
           -------------
           Claim determined pursuant to Section 506(a) or by election of Section 1111(b) of the Bankruptcy Code as of the Confirmation Date, which is secured by a valid and perfected Lien on Collateral, express or implied, arising by contract, operation of law, or otherwise.

     2.91  Secured Creditors.  This term will refer to and mean each holder of a
           -----------------
           Secured Claim in the Reorganization Cases.

     2.92  Secured Tax Claim.  This term will refer to and mean every Claim of
           -----------------
           any state and local governmental unit which is secured by property of the Estates by operation of applicable nonbankruptcy laws, including, but not limited to, Claims for unpaid real property taxes, unpaid personal property taxes or unpaid sales taxes.

     2.93  Solicitation.  This term will refer to and mean The Offering Circular
           ------------
           and Consent Solicitation Statement Dated October 23, 1998 and Supplement Dated November 14, 1998 or Offering Circular and Consent Solicitation Statement Dated October 23, 1988 of PFC.

     2.94  Trust Indenture Act.  This term will refer to and mean the Trust
           -------------------
           Indenture Act of 1939, as amended.

     2.95  Unsecured Claim. This term will refer to and mean every Claim, or
           ---------------
           portion thereof, against any of the Debtors regardless of the priority of such Claim, which is not an Administrative Claim, Priority Tax Claim, Secured Claim or Secured Tax Claim.

     2.96  Unsecured Creditor.  This term will refer to and mean every Creditor
           ------------------
           holding an Unsecured Claim in the Reorganization Cases.

     2.97  Wet & Wild Sale. This terms shall refer to and mean a disposition of
           ---------------
           the of the property generally located at 2601 Las Vegas Boulevard South, Las Vegas, Nevada, commonly known as the "Wet & Wild Property", by SLVC by means of an arms length transaction for a price which (i) is all cash; (ii) is sufficient to pay all existing liens and charges on the Wet & Wild Property ("Wet & Wild Liens"); (iii) all amounts in excess of amounts necessary to satisfy the Wet & Wild Liens, if any, have actually been pledged, assigned and paid to the 1988 Bonds Indenture Trustee; and (iv) all remaining assets of SLVC have been pledged and assigned to the 1988 Bond Indenture Trustee and such loan and security documents evidencing such pledge and assignment are in a form and content reasonably acceptable to the 1988 Bonds Indenture Trustee.

                                  ARTICLE III
                                  -----------
                              UNCLASSIFIED CLAIMS
                              -------------------

     3.1   Treatment of Administrative Claims.  Every Creditor holding an
           ----------------------------------
           Administrative Claim will be paid by the Reorganized Debtor obligated on that Claim: (a) fully and in Cash on the Effective Date if the Claim is then an Allowed

           Claim; (b) fully and in Cash (including any interest allowed by the Bankruptcy Court) when and if the Claim becomes an Allowed Claim after the Effective Date; or (c) as otherwise agreed in writing by the Creditor holding the Allowed Claim and the Debtor or ordered by the Bankruptcy Court. Every Allowed Administrative Claim for a post-petition operating expense incurred in the ordinary course of the Debtors' operations will be paid fully and in Cash by the Reorganized Debtor obligated on that Claim in the ordinary course of business (including any payment terms applicable to any such expense). Each Reorganized Debtor will remain obligated on the Allowed Administrative Claims owed by the corresponding Debtor (e.g.,
                                                                   ----
           Reorganized PHI will remain obligated on Allowed Administrative Claims owed by PHI).
                  ----

     3.2   Treatment of Priority Tax Claims.  Every Creditor holding a Priority
           --------------------------------
           Tax Claim, as and when it is an Allowed Claim, will be paid by the Reorganized Debtor obligated on that Claim at the election of the Reorganized Debtor obligated on the Claim: (a) in full and in Cash on the later of the Effective Date or the date upon which such Claim becomes an Allowed Claim; or (b) in equal quarterly installments of principal and interest over a period commencing at the end of the first calendar quarter after the Effective Date, and continuing at the end of each calendar quarter thereafter until the date that is six years after the assessment date with respect to such Claim, with interest fixed at a rate per annum equal to the rate provided for by Internal Revenue Code Sections 6621 and 6622, in effect on the Effective Date. Each such Allowed Claim shall include all pre-petition and post-petition statutory interest and pre-petition statutory penalties. Each Reorganized Debtor will remain solely obligated on the Allowed Priority Tax Claims owed by the corresponding Debtor (e.g., Reorganized PHI will remain solely
                                 ----
           obligated on Allowed Priority Tax Claims owed by PHI).

                                  ARTICLE IV
                                  ----------
                 CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS
                 ---------------------------------------------

     All Claims and the Equity Interests are classified under this Plan as hereafter stated in this Article IV. As of the Confirmation Hearing, any Class of Claims which does not contain any unpaid Claims will be deemed automatically deleted from this Plan. Any Class of Claims which does not contain an impaired Allowed Claim (or a Claim temporarily or provisionally allowed by the Bankruptcy Court for voting purposes) will not be entitled to vote on confirmation of this Plan.

     4.1  Class 1: Priority Unsecured Claims. Class 1 will consist of all
          ----------------------------------
          Priority Unsecured Claims.

     4.2  Class 2: Secured Tax Claims. Class 2 will consist of all Secured Tax
          ---------------------------
          Claims. Each Secured Tax Claim shall be deemed a separate subclass of Class 2 for all purposes under this Plan.

     4.3  Class 3: Secured 1988 Bondholders Claims.  Class 3 will consist of the
          ----------------------------------------
          Secured Claim portion of all of the 1988 Bondholders Claims.

     4.4  Class 4: Unsecured 1988 Bondholders Claims. Class 4 shall consist of
          ------------------------------------------
          the Unsecured Claim portion of the 1988 Bondholders Claims.

     4.5  Class 5: Other Secured Claims. Class 5 will consist of all Secured
          -----------------------------
          Claims, if any, other than Secured Claims in Class 2, Class 3, and Class 4. Each Other Secured Claim, if any, shall be deemed a separate subclass of Class 5 for all purposes under this Plan.

     4.6  Class 6: General Unsecured Claims. Class 6 shall consist of all
          ---------------------------------
          General Unsecured Claims.

     4.7  Class 7: PHI Equity Interests. Class 7 shall consist of all the PHI
          -----------------------------
          Equity Interests held by PHI Equity Holders.

     4.8  Class 8: PFC Equity Interests. Class 8 shall consist of all of the PFC
          -----------------------------
          Equity Interests held by PFC Equity Holders.

                                   ARTICLE V
                                   ---------
              TREATMENT OF CLASSES OF CLAIMS AND EQUITY INTERESTS
              ---------------------------------------------------

     5.1  Treatment of Class 1 (Priority Unsecured Claims). Each holder of a
          ------------------------------------------------
          Priority Unsecured Claim will be paid by the Reorganized Debtor obligated on the Claim: (a) fully and in Cash on the Effective Date if the Claim is then an Allowed Claim; (b) fully and in Cash (including any interest allowed by the Bankruptcy Code) when and if the Claim becomes an Allowed Claim after the Effective Date; or (c) as otherwise agreed in writing by the Creditor holding the Allowed Claim and the Debtor or as ordered by the Bankruptcy Court. Each Reorganized Debtor will remain solely obligated on the Allowed Priority Unsecured Claims owed by the corresponding Debtor (e.g., Reorganized PHI will remain
                                            ----
          solely obligated on Allowed Priority Unsecured Claims owed by PHI). Class 1 Claims are unimpaired pursuant to this Plan and Section 1124 of the Bankruptcy Code.

     5.2  Treatment of Class 2 (Secured Tax Claims). With respect to Class 2 and
          -----------------------------------------
          each subclass thereof, each Creditor holding a Class 2 Secured Tax Claim, as and when it is an Allowed Secured Claim, will be paid by the Reorganized Debtor obligated on such Claim: (a) in full and in Cash on the later of the Effective Date or the date upon which such Claim becomes an Allowed Claim; or, (b) at the election of the Reorganized Debtor obligated on that Claim, in full in the ordinary course of business and in accordance with the, customary procedures for the payment of such Claim, with the Creditor retaining its existing liens and security interests on its collateral as security for its Allowed Secured Tax Claim. Each Reorganized Debtor will remain solely obligated on the Allowed Secured Tax Claims owed by the corresponding Debtor (e.g., Reorganized PHI will remain solely obligated on Allowed Secured Tax Claims owed by PHI). Class 2 Claims are unimpaired pursuant to this Plan and Section 1124 of the Bankruptcy Code.

     5.3  Treatment of Class 3 (Secured 1988 Bondholders Claims). The Debtors
          ------------------------------------------------------
          acknowledge and agree that the PHI Note and PHI Deed of Trust and related loan and security documents are valid, perfected and enforceable obligations of the Debtors, including the amount, perfection, priority, validity and enforceability of such liens and security interests in accordance with 1988 Bonds Documents. The Allowed Secured Claim portion of 1988 Bondholders Claims together with the Unsecured Claims portion of 1988 Bondholders Claims treated in Class 4, as determined by the Debtors and the 1988 Bonds Indenture Trustee, are in the approximate amount of $54,200,000.00, plus accrued and unpaid interest thereon (approximately $9,800,000.00 as of March 31st, 2000), together with recoverable costs and expenses as provided under the 1988 Bonds Documents. On the Effective Date or as soon as practical thereafter, each 1988 Bondholder as of the Record Date will receive Cash in the full amount of such Allowed Secured Claim. Class 3 Claims are unimpaired pursuant to this Plan and Section 1124 of the Bankruptcy Code.

     5.4  Treatment of Class 4 (Unsecured 1988 Bondholders Claims). The Allowed
          --------------------------------------------------------
          Unsecured Claim portion of 1988 Bondholders Claims together with the Secured Claims portion of 1988 Bondholders Claims treated in Class 3, as determined by the Debtors and the 1988 Bonds Indenture Trustee, are in the approximate amount of $54,200,000.00 plus accrued and unpaid interest thereon (approximately $9,800,000.00 as of March 31st, 2000), together with recoverable costs and expenses as provided under the 1988 Bonds Documents. On the Effective Date, or as soon as practical thereafter, each 1988 Bondholder as of the Record Date will receive Cash in the full amount of such Allowed Unsecured Claim. Class 4 Claims are unimpaired pursuant to this Plan and Section 1124 of the Bankruptcy Code.

     5.5  Treatment of Class 5 (Other Secured Claims). The holder of every
          -------------------------------------------
          Allowed Secured Claim in Class 5 (or any subclass thereof) will receive on the later of the Effective Date or the date upon which such Claim becomes an Allowed Secured Claim, at the option of the Reorganized Debtor obligated on that Secured Claim:

          (i) Cash in the full amount of such Allowed Secured Claim; (ii) reinstatement of the underlying obligation or instrument or other treatment in accordance with Section 1124 of the Bankruptcy Code, with the holder retaining its existing Liens on its Collateral; or (iii) abandonment to such Creditor of all of the Collateral for its Lien. Each Reorganized Debtor will remain solely obligated on the Allowed Class 5 Other Secured Claims owed by the corresponding Debtor. Class 5 Claims are unimpaired pursuant to this Plan and Section 1124 of the Bankruptcy Code.

     5.6  Treatment of Class 6 (General Unsecured Claims). On the Effective
          -----------------------------------------------
          Date, Reorganized PHI shall segregate in a separate depository account as Disbursing Agent Cash equal to the amount of Allowed General Unsecured Claims. The holders of Allowed General Unsecured Claims will be paid their Allowed General Unsecured Claims in full by the Disbursing Agent as soon as practicable after the Effective Date. Interest at the appropriate Nevada statutory rate will be paid on Class 6 Claims through the Effective Date. Class 6 Claims are unimpaired pursuant to this Plan and Section 1124 of the Bankruptcy Code.

     5.7  Treatment of Class 7 (PHI Equity Interests). Following the Effective
          -------------------------------------------
          Date SFGC will retain its ownership of the PHI Common Stock.

     5.8  Treatment of Class 8 (PFC Equity Interests). Following the Effective
          -------------------------------------------
          Date SFGC will retain its ownership of the PFC Common Stock.

                                  ARTICLE VI
                                  ----------

                       MEANS FOR IMPLEMENTATION OF PLAN
                       --------------------------------

     6.1  Structure of Reorganized Debtors. Following the Effective Date,
          --------------------------------
          Reorganized PHI and Reorganized PFC will continue to exist as separate entities.

       (a)  Reorganized PHI. Reorganized PHI will remain a Nevada corporation.
            ---------------
          From and after the Effective Date, the Reorganized PHI Articles and Reorganized PHI By-laws will be in effect.

       (b)  Reorganized PFC. Reorganized PFC shall continue as a Nevada
            ---------------
          corporation.

          From and after the Effective Date, the Reorganized PFC Articles and Reorganized PFC By-laws will be in effect.

       (c)  Other Equity Interests. Reorganized PHI will retain all Other Equity
            ----------------------
          Interests.

     6.2  Directors. The existing directors of Reorganized Debtors, should they
          ---------
          choose to do so, will continue to serve as directors from and after the Effective Date in accordance with applicable articles and by-laws. All directors of Reorganized Debtors will be compensated at the compensation level for outside directors as it existed on the Petition Dates so long as each director continues to serve as a director, subject to modification after the Effective Date as provided for by applicable articles of incorporation and by-laws.

     6.3  Funding of this Plan. Payments due under this Plan on the Effective
          --------------------
          Date will be funded from Effective Date Cash. The funds necessary to insure continuing performance under this Plan after the Effective Date will come from excess Effective Date Cash and the global refinancing by Debtors and Debtors' Affiliates through General Electric Capital Corporation, as structuring and arranging agent for a $197.5 million refinancing facility for SFGC (or such other refinancing procured by Debtors at their discretion). In the sole discretion of Reorganized PHI, and subject to the Management Agreement and any applicable credit facility document, Reorganized Debtors will be entitled to transfer funds among themselves as necessary to enable the Reorganized Debtors to conduct their business operations after the Effective Date and satisfy their obligations under this Plan.

     6.4  Authority to Borrow. From and after the Confirmation Date and subject
          -------------------
          to Sections 6.10 and 14.12 below, Reorganized Debtors shall be authorized to (a) negotiate and enter into such agreements to accomplish the refinancing to fund this Plan as set forth in section
          6.3 above, and (b) grant Liens on all their real and personal property as may be necessary to secure such refinancing, provided the granting of such Liens are concurrent with or after payment in full of Class 3 Claims and Class 4 Claims and release of the liens securing the obligations under the 1988 Bonds Indenture. No further approvals for the refinancing and granting of Liens authorized herein will be required.

     6.5  No Corporate Action Required. As of the Effective Date: (i) the
          ----------------------------
          adoption of the Reorganized PHI Articles, Reorganized PFC Articles, Reorganized PHI By-laws and Reorganized PFC By-laws; (ii) the selection of Directors and Officers for Reorganized PFC and Reorganized PHI; (iii) the adoption, execution, timely delivery and implementation of all contracts, leases, instruments, releases and other agreements related to or contemplated by this Plan; and (iv) the other matters provided for under or in furtherance of this Plan involving corporate acts to be taken by or required of the Debtors, Reorganized PFC or Reorganized PHI, shall be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects without further order of the Bankruptcy Court or any requirement of further action by the stockholders or directors of the Debtors, Reorganized PFC or Reorganized PHI. As of the Effective Date, the term of each of the officers and directors of the Debtors not continuing in office, if any, shall terminate pursuant to the confirmation order without further action by the stockholders or directors of the Debtors, Reorganized PFC or Reorganized PHI.

     6.6  Filing of Corporate Documents. On or after the Effective Date, the
          -----------------------------
          Reorganized PHI Articles and Reorganized PFC Articles shall be filed with the Nevada Secretary of State .

     6.7  1988 Bonds.
          ----------

       (a)  Distribution Agent. The 1988 Bonds Indenture Trustee shall act as
            ------------------
          the disbursing agent for the purpose of exchanging the 1988 Bonds for Cash on or after the Effective Date. Reorganized PFC shall pay all reasonable fees and expenses of the 1988 Bonds Indenture Trustee in acting as disbursing agent as and when such fees and expenses become due and payable without further order of the Bankruptcy Court .

       (b) Certification of 1988 Bondholders Claims. The 1988 Bonds Indenture
           ----------------------------------------
          Trustee shall certify to PFC a list of the registered 1988 Bondholders as of each Record Date for each of the 1988 Bonds designating the name, address, taxpayer identification number (if known), certificate number, and the amount of unpaid principal of the 1988 Bonds for each holder. The unpaid principal designated shall be the amount outstanding as of the Record Date. All distributions on the Effective Date on account of 1988 Bondholders Claims shall be made to the registered 1988 Bondholders as of the Record Date as set forth on the list certified to PFC by the 1988 Bonds Indenture Trustee .

       (c) Surrender and Cancellation of 1988 Bonds. As a condition to receiving
           ----------------------------------------
          the distributions contemplated herein, each 1988 Bondholder shall surrender its 1988 Bonds to the 1988 Bonds Indenture Trustee as the disbursing agent. Upon surrender of the 1988 Bonds, 1988 Bondholders will receive for the 1988 Bonds (without regard to that portion of the 1998 Bonds included in Class 3 and that portion included in Class 4) Cash equal to the amount of their Allowed Claim.

     6.8  1988 Bonds Indenture Trustee. No later than 30 days following the
          ----------------------------
          Confirmation Date, the 1988 Bonds Indenture Trustee shall file with the Bankruptcy Court an application seeking compensation for all of its accrued and unpaid 1988 Bonds Indenture Trustee fees and expenses. Reorganized PHI shall pay all such 1988 Bonds Indenture Trustee fees and expenses, in Cash, upon the entry of a Final Order of the Bankruptcy Court approving such application.

     6.9  Retention of Liens and Guaranties. Until such time as the Allowed
          ---------------------------------
          Claims of 1988 Bondholders in Class 3 and Class 4 are paid pursuant to the terms hereof, the PHI Note will continue to be secured by all Liens in the Collateral that secures the PHI Note and the SFGC Guarantee shall continue to be secured by all Liens that currently secure performance of the SFGC Guarantee, and the 1988

         Bondholders shall be entitled to pursue all rights and remedies pursuant to the 1988 Bonds Documents and applicable nonbankruptcy law on the earlier of a default under this Plan or September 1, 2000.

   6.10  Rights of Action. 1988 Bondholders shall retain all of the legal,
         ----------------
         equitable and contractual rights to which they are entitled under the 1988 Bonds Documents and applicable law. In the event that the Allowed Claims of the 1988 Bondholders and the 1988 Bonds Indenture Trustee are not paid in full on or before August 31, 2000, or another default as provided for in this Plan, notwithstanding a default under this Plan or the failure of this Plan to become effective, the 1988 Bondholders and the 1988 Bonds Indenture Trustee shall have a presently effective relief from the automatic stay in the Reorganization Cases without the need of further Court order, to enforce any and all of their respective rights and remedies under the 1988 Bonds Documents and applicable law and; (b) Debtors and the SFGC Group shall be deemed to have waived the rights to: (i) contest the appointment of a Chapter 11 Trustee or examiner for the Debtors; (ii) contest the conversion of the Debtors' Chapter 11 cases to chapter 7 proceedings; and (iii) contest the appointment of a receiver or liquidating agent for the Debtors under applicable state law. Debtors and the SFGC Group waive any rights they may otherwise have to prevent enforcement of the rights set forth above in this Section, whether under 11 U.S.C. (S)105(a), Federal Rules of Bankruptcy Procedure 7065, and any other law or equitable principal, provided however, that SFGC shall not be deemed to have waived or
         ----------------
         released and shall retain any and all rights and defenses it may have with respect to the SFGC Guarantee; and (iv) the Debtors and the SFGC Group shall be deemed to have waived the right to cause or seek the conversion of the pending Chapter 11 cases to a liquidation proceeding under Chapter 7 of the Bankruptcy Code.

                                  ARTICLE  VII
                                  ------------
                    OBJECTIONS TO CLAIMS OR EQUITY INTERESTS
                    ----------------------------------------

     7.1  Objections. Any objections to Claims or Equity Interests by the
          ----------
          Debtors or Reorganized Debtors or any other Person entitled to file and objection under the Bankruptcy Code and Bankruptcy Rules must be filed with the Bankruptcy Court and served no later than 60 days following the Effective Date. Any objection to a Claim or Equity Interest must be served both upon the holder of the Claim to which the objection has been made and upon the Debtors or Reorganized Debtors as appropriate.

     7.2  Distributions. In order to permit timely distributions to holders of
          -------------
          Allowed General Unsecured Claims in Class 6, to the extent there are Disputed Claims in such Class, Reorganized PHI shall retain in the Disbursing Agent depository account the payments or distributions applicable to such Disputed Claims as if such Disputed Claims were Allowed Claims, pending the allowance or disallowance of such Disputed Claims. In the event that Reorganized PHI wishes to deposit or hold a lesser amount than required herein and is unable to reach an agreement with the Claimant on the amount to be deposited or held, the Bankruptcy Court shall fix the amount after notice and hearing. Upon Final Order of the Bankruptcy Court with respect to a Disputed Claim:

       (a) If any part of the Disputed Claim has been allowed as a Claim, the Claimant shall receive from the appropriate Reorganized Debtor that payment or distribution to which it had been entitled if the part of the Claim so allowed had been allowed as of the Effective Date. Such payment or distribution shall be made as soon as practicable after the order allowing the Claim has become a Final Order; and

       (b) The balance of the amount held in the designated reserve account after payment under Section 7.2(a), applicable to a previously Disputed Claim in Class

          6 that has been disallowed in whole or in part, shall be returned to Reorganized PHI.

                                  ARTICLE VIII
                                  ------------
                        TREATMENT OF EXECUTORY CONTRACTS
                        --------------------------------

     8.1  Assumption and Rejection of Executory Contracts. Those Executory
          -----------------------------------------------
          Contracts listed in Exhibit "6" to the Plan Supplement will be deemed rejected on the Effective Date pursuant to Section 365 of the Bankruptcy Code. Any Executory Contract that is not expressly rejected pursuant to this Plan or which has not been otherwise rejected by the Debtors in the Reorganization Cases will be deemed assumed on the Effective Date.

     8.2  Rejection Claims Bar Date. Every Claim asserted by a Creditor arising
          -------------------------
          from the rejection of an Executory Contract must be filed with the Bankruptcy Court no later than the first Business Day which is thirty
          (30) days after the entry of a Final Order rejecting such Executory Contract. Every such Claim which is timely filed, as and when it becomes an Allowed Claim, will be treated under the appropriate Class of this Plan. Every such Claim which is not timely filed by the deadline stated above will be barred and discharged and the Creditor holding the Claim will not receive or be entitled to any distribution under this Plan on account of such Claim.

     8.3  Vesting. Each assumed Executory Contract will be vested in the
          -------
          appropriate Reorganized Debtor as of the Effective Date.

                                  ARTICLE IX
                                  ----------
                           DISCHARGE AND INJUNCTION
                           ------------------------

     Except as otherwise provided in the Confirmation Order or this Plan, on the Effective Date all Claims against and Equity Interests in the Debtors and each of them, including, but not limited to, any Claim or Equity Interest which arose at any time before the entry of the Confirmation Order and any Claim of a kind described in Section 502(g), (h) or (i) of the Bankruptcy Code shall be discharged. On and after the Effective Date, and as to every discharged Claimand Equity Interest, every holder of a Claim will be enjoined and precluded from asserting against (and every holder of an Equity Interest will be precluded from asserting in) the Debtors and/or Reorganized Debtors, and any assets of the Debtors and/or Reorganized Debtors, any such discharged Claim or Equity Interest and any rights, remedies, demands, damages, or liabilities of any kind arising from or related to any such discharged Claim or Equity Interest.

                                   ARTICLE X
                                   ---------
                                 EFFECTIVE DATE
                                 --------------

     This Plan shall not become effective unless and until the following conditions have been satisfied; the date on which all such conditions have been satisfied shall be the Effective Date.

     10.1 Regulatory Approvals. All regulatory and other approvals required by
          --------------------
          the State of Nevada and County of Clark (including all necessary approvals of the Gaming Authorities) and any other governmental agencies of the transactions contemplated by this Plan have been obtained.

     10.2 Confirmation Order. The Confirmation Order shall have been entered by
          ------------------
          the Bankruptcy Court after compliance with Bankruptcy Rule 9021, including submission to the 1988 Bonds Indenture Trustee, more than ten (10) days shall have elapsed since the Confirmation Date, no stay of the Confirmation Order shall be in effect and the Confirmation Order shall not have been reversed, modified or vacated.

     10.3 Effective Date Cash. There is sufficient Effective Date Cash to make
          -------------------
          the payments required to be made on the Effective Date, including, without limitation, payments to be made under this Plan, utility deposits and any additional reserves or deposits required by the Gaming Authorities and Cash to operate the Pioneer Hotel and Gambling Hall.

     10.4 Repayment of 1988 Bondholder Claims. The Debtors shall deposit with
          -----------------------------------
          the 1988 Bonds Indenture Trustee cash in the amount of the Allowed 1988 Bondholders Claims.

     10.5 Default or Failure to Become Effective. After the occurrence of the
          --------------------------------------
          Confirmation Date, any default under this Plan or the failure of this Plan to become effective in accordance with its terms shall not impact the enforceability of this Plan, including Sections 6.8, 6.9, 6.10, 10.4, 14.11 and 14.12.

                                   ARTICLE XI
                                   ----------
                           MODIFICATIONS OF THE PLAN
                           -------------------------

     The Debtors, prior to the Effective Date and after the Effective Date, may modify this Plan subject to and in accordance with the provisions and requirements of Section 1127 of the Bankruptcy Code; provided however, that no
                                                     -----------------
substantive modifications may be made without Court approval after notice and hearing. Further, the additional written consent of the 1988 Bonds Indenture Trustee is required to modify any Section of this Plan that materially affects the rights of the 1988 Bondholders and/or the 1988 Bonds Indenture Trustee, including, without limitation: Sections 2.30, 2.42-2.48, 5.3, 5.4, 6.3, 6.4, 6.8, 6.9, 6.10, 14.3, 14.11, 14.12, 14.13, Articles IX and, XI.

                                  ARTICLE XII
                                  -----------
                              OFFICIAL COMMITTEES
                              -------------------

     As of the Effective Date, the duties of all statutory committees appointed pursuant to Section 1102(a) of the Bankruptcy Code shall terminate, except with respect to applications for approval of Professional Fees Claims.

                                  ARTICLE XIII
                                  ------------
                           RETENTION OF JURISDICTION
                           -------------------------
     Notwithstanding confirmation of this Plan, the Bankruptcy Court will retain jurisdiction for the following purposes:

     13.1 In General. The Bankruptcy Court will retain jurisdiction to determine
          ----------
          the allowance and payment of any Claim(s) upon any objection(s) thereto (or other appropriate proceedings) by the Debtors, the Reorganized Debtors or any other party in interest entitled to proceed in that manner as well as all other matters related to distributions under this Plan. As part of such retained jurisdiction, the

          Bankruptcy Court will continue to determine the allowance of Administrative Claims and any request(s) for payment(s) thereof. Additionally, the Bankruptcy Court will retain jurisdiction to; (a) determine the allowance, legality and payment of all Claims asserted by the IRS pursuant to Section 505 of the Bankruptcy Code or otherwise; (b) to resolve any issues regarding United States Trustee quarterly fees; and (c) enforce or otherwise resolve any disputes concerning any provision of this Plan including, without limitation, Sections 14.11 and 14.12 hereof.

     13.2 Plan Disputes and Enforcement. The Bankruptcy Court will retain
          -----------------------------
          jurisdiction to determine any dispute(s) which may arise regarding the interpretation of any provision of this Plan and to enforce any provisions of this Plan and any and all documents relating to this Plan.

     13.3 Further Orders. The Bankruptcy Court will retain jurisdiction to
          --------------
          facilitate the performance of this Plan by entering any further necessary or appropriate order(s) regarding enforcement of this Plan and any provisions thereof. In addition, the Bankruptcy Court will retain jurisdiction to facilitate or implement the discharge of any Claim, or any portion thereof, pursuant to this Plan.

     13.4 Other Actions. Except as otherwise specifically provided in this Plan,
          -------------
          the Bankruptcy Court will retain jurisdiction to adjudicate any cause(s) of action or other proceedings presently pending or otherwise referenced here or elsewhere in this Plan, including, but not limited to, the adjudication of any and all "core proceedings" under 28 U.S.C.
          (S)157(b) (including equitable subordination pursuant to Section 510(a) of the Bankruptcy Code) which may be applicable to the Reorganization Cases, Avoidance Actions and those actions which the Debtors or Reorganized Debtors may deem appropriate to initiate and prosecute before the Bankruptcy Court in aid of their reorganization. This provision will not restrict the rights of the Debtors or Reorganized Debtors to proceed in any other court of competent jurisdiction; and it will not be construed to require the Debtors or Reorganized Debtors to proceed in any other such court if the court also has proper jurisdiction.

    13.5  Final Decree. The Bankruptcy Court will retain jurisdiction
          ------------
          enter an appropriate final decree in the Reorganization Cases.

    13.6  Appeals. In the event of an appeal of the Confirmation
          -------
          Order or any other type of review or challenge to the Confirmation Order, and provided that no stay of the effectiveness of the Confirmation Order has been entered, the Bankruptcy Court will retain jurisdiction to implement and enforce the Confirmation Order and this Plan according to their terms, including, but not limited to, jurisdiction to enter such orders regarding this Plan or the performance thereof as may be necessary or appropriate to effectuate the Reorganization Cases.

    13.7  Executory Contracts. The Bankruptcy Court will retain jurisdiction
          -------------------
          to determine any and all matters regarding Executory Contracts, including, but not limited to, assumptions or rejections thereof, and any and all Claims arising from such Executory Contracts, including, but not limited to, rejection damages Claims.

                                 ARTICLE XI V
                                 ------------
                              GENERAL PROVISIONS
                              ------------------

    14.1  Additional Assurances. The Debtors, Reorganized Debtors, and all
          ---------------------
          other parties in interest herein will execute such other and further documents as are necessary to implement any of the provisions of this Plan.

    14.2  Extension of Payment Dates. If any payment date falls due on a day
          --------------------------
          other than a Business Day, then such payment date will be extended to the next Business Day.

    14.3  Vesting. As of the Effective Date, the Reorganized Debtors will be
          -------
          vested with all property of their respective Debtor's Estate at that time, free and clear of all Claims, Liens, Equity Interests other than those Liens, Claims and Equity Interests retained or created pursuant to this Plan.

    14.4  Interest on Claims. Unless otherwise specifically provided for in this
          ------------------
          Plan or the Confirmation Order, or required by applicable bankruptcy law, post-petition interest shall not accrue or be paid on Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Dates on any Claim.

    14.5  Joint and Several Claims. On the Confirmation Date, except as
          ------------------------
          otherwise provided in this Plan, joint and several Claims against more than one Debtor, and all guarantees of Claims against one Debtor for an obligation incurred by the other Debtor shall be deemed to be one obligation. Any Claim which is joint and several as to the Debtors or any Claims based on a guarantee shall be deemed to be one Claim.

    14.6  No Admission of Joint Liability. Except as provided specifically in
          -------------------------------
          this Plan, the consolidation for administrative purposes of the Debtors and treatment of holders of Claims and Equity Interests herein shall not constitute or be construed as an admission or finding of joint liability or responsibility by either of the Debtors or Reorganized Debtors for the liabilities of the other Debtor or Reorganized Debtor.

    14.7  Exculpation and Limitation of Liability. Neither the Reorganized
          ---------------------------------------
          Debtors nor any statutory committees, nor any of their respective present or former members, officers, directors, employees, advisors, attorneys, or agents, shall have or incur any liability to any holder of a Claim or an Equity Interest, or any other party-in-interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Reorganization Cases, the pursuit of confirmation of this Plan, the consummation of this Plan, or the administration of this Plan or the property to be distributed under this Plan, except for their willful misconduct or gross negligence, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under this Plan. Notwithstanding any other provisions of this Plan, no holder of a Claim or Equity Interest or other party-in-interest and none of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, and no successors or assigns of the foregoing, shall have any right of action against the Reorganized Debtors, or any statutory committee, or any of their respective present or former members, officers, directors, employees, advisors, attorneys, or agents, for any act or omission in connection with, relating to, or arising out of, the Reorganization Cases, the pursuit of confirmation of this Plan, the consummation of this Plan, or the administration of this Plan or the property to be distributed under this Plan, except for their willful misconduct or gross negligence.

    14.8  Captions. Section captions used in this Plan are for convenience only,
          --------
          and will not affect the construction of this Plan.

    14.9  Payment of Statutory Fees. All fees payable pursuant to Section 1930
          -------------------------
          of Title 28 of the United States Code, or as determined by the Bankruptcy Court at or in conjunction with the Confirmation Hearing, will be paid when due.

    14.10 Successors and Assigns.  The rights and obligations of any holder of a
          ----------------------
          Claim or Equity Interest referred to in this Plan will be binding upon, and will inure to the benefit of, the successors, assigns, heirs, devisees, executors, and personal representatives of such holder.

    14.11 SFGC Group Participation.  The SFGC Group agrees to be bound by the
          ------------------------
          provisions of this Plan relating to the SFGC Guarantee and SFGC Guarantee Collateral and to perform any other obligations which this Plan provides for the SFGC Group to perform, provided that: (i) this Plan is confirmed and (ii) any amendments or modifications to this Plan affecting the SFGC Guarantee or SFGC Guarantee Collateral shall be subject to SFGC's approval in its sole and absolute discretion. Nothing in this Plan shall affect the rights and remedies of the 1988 Bondholders and the 1988 Bonds Indenture Trustee with respect to the SFGC Guarantee. The SFGC Group hereby waives, effective September 1, 2000, any forbearance agreement then in effect regarding the 1988 Bonds, 1988 Bondholders or the SFGC Guarantee arising out of the Solicitation. The waiver by

          SFGC is only applicable to those holders of 1988 Bonds through August 31, 2000, that (i) forbear from exercising their rights and remedies under the SFGC Guarantee; (ii) discontinue any action, case or proceeding against the SFGC Group; and (iii) do not oppose confirmation of this Plan before the Bankruptcy Court or appeal the Confirmation Order. In connection herewith, the SFGC Group submits to the jurisdiction of the Court in respect of, but solely in respect of, such agreement and obligations and acknowledges that it is a participant in this Plan; provided, however, that SFGC does not submit to the jurisdiction of the Court for purpose of any action brought by any party with respect to the SFGC Guarantee unless otherwise appropriate. Nothing in this Section or in any other provisions of this Plan calling for the SFGC Group to take any action under this Plan shall be construed as, or constitute, any of the following: (1) the filing of a petition by any of the SFGC Group for relief under the Bankruptcy Code; (2) any of the SFGC Group having the status of a debtor under the Bankruptcy Code; (3) any of the SFGC Group admitting to, or acquiescing in, a substantive consolidation with these Reorganization Cases; or (4) the consent by any of the SFGC Group to the entry of an order for relief in any involuntary bankruptcy proceedings.

    14.12 SFGC Group Obligations. Until the earlier to occur of: (i) December
          ----------------------
          31, 2000 or (ii) the payment in full of the Allowed 1988 Bondholder Claim of the 1988 Bonds Indenture Trustee, the SFGC Group shall not do any of the following:

               (a)  Except for SFGC and subject to the provisions of subsection
          (f) below, issue any Equity Security;

               (b) Pay any cash dividends with respect to any Equity Security except for a Wet & Wild sale;

               (c)  Modify the Management Agreement;

               (d) Enter into or modify other management contracts or other similar arrangements with any Insider or Affiliates of the Debtors or the SFGC Group;

               (e) Enter into or modify contracts concerning the employment or compensation of any Insider or Affiliate of the Debtors or the SFGC Group except to extend or renew existing contracts on existing terms;

               (f) Incur any Debt or grant any Liens, except for Debts or Liens in the ordinary course of business;

               (g) Modify any existing credit arrangements, except that the SFGC Group will be entitled to honor their obligations and benefits and perform under the current terms of their existing credit arrangements and shall have the ability to obtain waivers of defaults thereunder, all within the ordinary course of business; or

               (h) Engage in any transaction outside the ordinary course of business except for a Wet & Wild Sale.

                    The SFGC Group shall provide fifteen (15) business days prior notice (absent exigent circumstances as determined in good faith by the SFGC Group in which case the best available prior reasonable notice shall be given) to the 1988 Bonds Indenture Trustee, Foothill Capital Corporation and High River Limited Partnership of any transaction involving the incurrence of any Debt or pledge or grant of any Lien in excess of $250,000.00. If the 1988 Bonds Indenture Trustee, Foothill Capital Corporation, or the High River Limited Partnership reasonably believe that any such transaction will materially impair the SFGC Guarantee or the SFGC Guarantee Collateral, such parties may bring this matter to the attention of the Bankruptcy Court, including requesting expedited relief on notice and hearing to Debtors and the SFGC Group agrees to submit to the jurisdiction of the Bankruptcy Court to determine or resolve any such dispute.

    14.13 Governing Law. Except to the extent the Bankruptcy Code or Bankruptcy
          -------------
          Rules are applicable to the Reorganized Debtors, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without giving effect to the principles of conflicts of law thereof.

     14.14  Revocation.  If Confirmation Date does not occur, then this Plan
            ----------
            and the terms and conditions contained herein shall be deemed null and void. Without limiting the foregoing, in such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against Debtors or any other Person or to prejudice in any manner the rights of the Debtors or any Person.

     14.15  Reservation of Rights.  The filing of this Plan, any statement or
            ---------------------
            provision contained herein or in the Disclosure Statement or the taking of any action by the Debtors with respect to this Plan is not an admission or a waiver of any rights prior to the Effective Date, except as specifically set forth in this Plan with respect to the period of time prior to the Effective Date.

     14.16  Fractional Dollars. Notwithstanding any other provision of this
            ------------------
            Plan, no payments of or on account of fractions of dollars will be made to any holder of an Allowed Claim. When any payment of or on account of a fraction of a dollar to any holder of a Claim would otherwise be called for, the actual payment made will reflect a rounding of such fraction to the nearest whole number (up or down). Reorganized Debtors shall not be required to make any distribution or issue any check that would be in an amount less than Two ($2.00) Dollars on account of any Claim.

     14.17  Unclaimed Property.  Any property held for distribution in
            ------------------
            accordance with this Plan by Reorganized Debtors which is unclaimed or undistributed on the first anniversary of the Effective Date (except to the extent it is a Disputed Claim or Disputed Interest) shall become property of Reorganized PHI and be distributed to Reorganized PHI.

     14.18  Payment Option. At the option of Reorganized PHI or Reorganized PFC,
            --------------
            except as otherwise required or provided in this Plan or by any applicable agreement, any Cash payment to be made to Creditors of PHI pursuant to this Plan may be made by check on a United States bank mailed by first class mail or by wire transfer.

     14.19  Amendments.  The authority of the Debtors and any other party to an
            ----------
            agreement or instrument to agree to modifications, supplements or amendments thereto shall be as provided in such agreement or instrument, but may not be inconsistent with this Plan.

     14.20  Notices. Any notices to be provided under this Plan shall be in
            -------
            writing and shall be deemed duly given (i) when delivered by hand,
            (ii) when two (2) days have elapsed after its transmittal by nationally recognized air courier service, or (iii) when delivered by telephonic facsimile transmission (with a copy thereof so delivered by hand, mail or air courier if the recipient does not acknowledge receipt of the transmission). Notices shall be sent to the addresses set forth below, or another as to which that party has given written notice, in each case with a copy provided in the same manner, same time to the persons shown below:

If to SFGC:         Santa Fe Gaming Corporation
                    4949 North Rancho Drive
                    Las Vegas, NV 89130
                    Attn:  Thomas K. Land
                    Tel:  702-658-4338
                    Fax:  702-658-4331

With a copy to:     Gibson Dunn & Crutcher
                    333 South Grand Avenue
                    Los Angeles, CA 90071-3197
                    Attn:  Karen E. Bertero, Esq.
                    Tel:  213-229-7360
                    Fax:  213-229-6360

If to PFC           Pioneer Finance Corporation
 or PHI:            4949 North Rancho Drive
                    Las Vegas, NV 89130
                    Attn:  Thomas K. Land
                    Tel:  702-658-4338
                    Fax:  702-658-4331

With a copy to:     Gordon & Silver, Ltd.
                    3960 Howard Hughes Parkway
                    Ninth Floor
                    Las Vegas, NV 89109
                    Attn:  Gerald M. Gordon, Esq.
                    Tel:  702-796-5555
                    Fax:  702-369-2666

If to Foothill:          Foothill Capital Corporation
                         11111 Santa Monica Boulevard
                         Los Angeles, CA 90025
                         Attn:  Dennis Ascher
                         Tel:  213-891-5002
                         Fax:  213-896-0400

With a copy to:          Buchalter, Nemer, Fields & Younger
                         601 South Figueroa Street, Suite 2400
                         Los Angeles, CA 90017-5704
                         Attn:  Paul S. Arrow, Esq.
                         Tel:  213-891-5002
                         Fax:  213-896-0400

If to High River:        High River Limited Partnership
                         c/o Icahn Associates Corp.
                         767 Fifth Avenue - 47/th/ Floor
                         New York, NY 10153
                         Attn:  Vincent Itrieri
                         Tel:  212-702-4328
                         Fax:  212-750-5815

With a copy to:          Berlack, Israels & Liberman LLP
                         120 West 45/th/ Street
                         New York, NY 10036
                         Attn:  Erica M. Ryland, Esq.
                         Tel:  212-209-4825
                         Fax:  212-704-0196

If to 1988 Bonds
Indenture Trustee:       IBJ Whitehall Bank & Trust Company
                         One State Street
                         New York, NY 10004
                         Attn:  Max Volmar
                         Tel:  212-858-2428
                         Fax:  212-858-6881

With a copy to:          Squire, Sanders & Dempsey
                         Two Renaissance Square
                         40 North Central Avenue, #2700
                         Phoenix, AZ 85004
                         Attn:  Craig D. Hansen, Esq.
                         Tel:  602-528-4085
                         Fax:  602-253-8129

  14.21   U.S. Trustee Fees. U.S. Trustee quarterly fees accrued prior to
          -----------------
          confirmation of the Plan will be paid by the Debtors on or before the Effective Date pursuant to 11

          U.S.C. (S) 1129(a)(12). All U.S. Trustee fees accrued after confirmation of the Plan will be timely paid on a calendar quarter basis and reported both on post-confirmation reports required by Local Rule 3020 and in post-confirmation operating reports required by the
          U. S. Trustee Guidelines. Final fees will be paid on or before the entry of the Final Decree.

  14.22   Post-Confirmation Reportings. Until the entry of the Final Decree, the
          ----------------------------
          Reorganized Debtors shall comply with the post-confirmation reporting requirements found in Local Rule 3020. Additionally, the Reorganized Debtors shall file post-confirmation quarterly operating reports as required by the United States Trustee Guidelines, para. 7.2.

DATED this 1st day of May, 2000.

                         CO-PROPONENTS:         PIONEER HOTEL INC.,
                                                a Nevada corporation

                                                By   Thomas K. Land

                                                Its  Senior Vice President and
                                                      Chief Financial Officer



                                                PIONEER FINANCE CORP.,
                                                a Nevada corporation

                                                By   Thomas K. Land

                                                Its  Senior Vice President and
                                                      Chief Financial Officer



Submitted By:

GORDON & SILVER, LTD.


By:_______________________

  Gregory E. Garman, Esq.
  Attorneys for Debtors
  3960 Howard Hughes Parkway, 9/th/ Fl
  Las Vegas, NV 89109

          Acknowledgement and Consent to Sections 14.11 and 14.12 of this Restated Fifth Amended Plan of Reorganization of Pioneer Finance Corp. and Pioneer Hotel Inc.

Santa Fe Gaming Corp., a
Nevada corporation

By   Thomas K. Land

Its  Senior Vice President and Chief Financial

      Officer



Santa Fe Hotel Inc., a
Nevada corporation

By   Thomas K. Land

Its  Senior Vice President and Chief Financial

      Officer



Sahara Las Vegas Corp., a
Nevada corporation

By   Thomas K. Land

Its  Senior Vice President and Chief Financial

      Officer


Sahara Resorts, a
Nevada corporation

By   Thomas K. Land

Its  Senior Vice President and Chief Financial

      Officer